SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):    August 4, 2003

IMPAC MORTGAGE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-14100	33-0675505
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1401 Dove Street

Newport Beach, CA, 92660

(Address of principal executive offices including zip code)

(949) 475-3600

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7.    Exhibits

(c)  Exhibits

99.1	Press Release of Impac Mortgage Holdings, Inc., dated August 4, 2003.

ITEM 12.    Results of Operations and Financial Condition

On August 4, 2003, Impac Mortgage Holdings, Inc. issued a press release reporting financial results for the quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPAC MORTGAGE HOLDINGS, INC.

By:	/s/ RICHARD JOHNSON
Richard Johnson
Chief Financial Officer

Date: August 4, 2003

EXHIBIT INDEX

99.1	Press Release of Impac Mortgage Holdings, Inc., dated August 4, 2003.